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                                                                   EXHIBIT 10.14

                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "Amendment"), is made as of April 1,2002, by and among INFUSYSTEM, INC., a California corporation, having an address at 1551 East Lincoln Avenue, Madison Heights, Michigan 48071 ("Borrower"), I-FLOW CORPORATION, a California corporation, of 20202 Windrow Drive, Lake Forrest, California 92630 ("Guarantor"), and FIFTH THIRD BANK (formerly Old Kent Bank), a Michigan banking corporation ("Bank").

                                R E C I T A L S:

         A. Borrower, Guarantor and Bank are parties to a Loan Agreement dated as of March 31, 2000 (the "Loan Agreement"), providing for Bank to extend to Borrower, a Revolving Line of Credit of up to $2,500,000 and an Equipment Line of Credit of $1,500,000;

         B. Borrower and Bank wish to change the maturity date of the Revolving Line of Credit and to amend the Loan Agreement in certain other respects;

                  NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

         1. RESTATEMENT OF WARRANTIES AND REPRESENTATIONS. Borrower and Guarantor hereby confirm to Bank that all of the warranties and representations set forth in the Loan Agreement and in the Loan Documents, were true, accurate and complete when made, and remain true, accurate and complete as of the date off this Amendment.

         2. NO EVENTS OF DEFAULT; COMPLIANCE WITH COVENANTS. Borrower and Guarantor hereby confirm and acknowledge to Bank that no event of default has occurred under the Loan Agreement or under any Loan Document as of the date of this Amendment and that as of the date of this Amendment, Borrower and Guarantor are in compliance with all of the affirmative and negative covenants set forth in the Loan Agreement and the Loan Documents.

         3. AMENDMENT OF LOAN AGREEMENT. The Loan Agreement is hereby amended in the following respects:

         3.1 The first sentence of Section 3.1.5 of the Loan Agreement shall be amended and restated to read as follows:

                  Unless sooner terminated under Section 8 of this Agreement or extended by Bank in writing, the obligation of Bank to make or to renew Revolving Credit Loans shall expire on March 31, 2003.

         3.2. Section 3.2.1 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

                  3.2.l Subject to the satisfaction of the conditions precedent set forth in Section 9 of this Agreement, and so long as there shall not have occurred any event of default as defined in Section 8 of this Agreement, or any event that with the giving of notice or

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         lapse of time, or both, would be an event of default, Bank shall extend to Borrower loans or provide lease financing for the acquisition of new machinery and equipment (the "Equipment Loans") in aggregate amounts not to exceed $1,000,000 (the "Equipment Loan Commitment"). If the aggregate principal amount of the Equipment Loans outstanding under the Equipment Loan Notes should at any time exceed the Equipment Loan Commitment, Borrower shall immediately repay a sufficient amount of the Equipment Loans as shall be required to eliminate the excess.

         3.3 Section 3.2.6 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

                  3.2.6 Unless sooner terminated pursuant to Section 8 of this Agreement, Bank's obligation to extend the Equipment Loans shall expire on March 31, 2003.

         3.4 Section 6.1.12 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

                  6.1.12 Borrower shall maintain a ratio of total Liabilities to Tangible Net Worth of not more than 2.0 to 1.

         4. CONSENT OF GUARANTOR. As a condition of the effectiveness of this Amendment, Borrower shall cause I-Flow Corporation to consent to this Amendment and to agree that its Guaranty, dated as of March 31, 2000, shall remain in full force and effect.

         5. OTHER PROVISIONS NOT AFFECTED. Except as hereby amended, no other provisions of the Loan Agreement shall be amended and all provisions of the Loan Agreement shall hereafter remain in full force and effect.

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         6.       DEFINITIONS. Capitalized terms used in this Amendment that are not defined in this Amendment shall have the same meaning as provided in the Loan Agreement.

         IN WITNESS WHEREOF, the parties have signed and delivered this Amendment on the date first written above.

                                   INFUSYSTEM, INC.

                                   By___________________________________________
                                            Steve Watkins, President

                                   I-FLOW CORPORATION

                                   By___________________________________________

                                   FIFTH THIRD BANK

                                   By___________________________________________

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